Business Combination (Details) $ / shares in Units, $ in Thousands	Dec. 31, 2019 USD ($)	Jun. 12, 2019 USD ($) shares $ / shares
Share consideration calculation:
Company's market price per share | $ / shares		$ 1.0274
Number of shares to be issued | shares		3,473,087
Share consideration		$ 3,568
Cash consideration		5,587
Contingent consideration	$ 159	2,008
Total purchase price		$ 11,163